Supplementary Cash Flow Information	6 Months Ended
Jun. 30, 2019
Supplemental Cash Flow Elements [Abstract]
Supplementary Cash Flow Information
Supplemental Cash Flow Information
Total cash, cash equivalents and restricted cash are as follows:

	June 30, 2019	December 31, 2018	June 30, 2018	December 31, 2017
	$	$	$	$
Cash and cash equivalents	235,199	424,169	454,933	445,452
Restricted cash – current	50,798	40,493	55,466	38,179
Restricted cash – non-current	36,886	40,977	34,627	68,543
	322,883	505,639	545,026	552,174

The Company maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 15), leasing arrangements, project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

The non-cash item related to operating lease right-of-use assets and operating lease liabilities for the six months ended June 30, 2019 was $211.6 million.

The associated sales of the Toledo Spirit and Teide Spirit by its owner during the six months ended June 30, 2019 and 2018, respectively, resulted in the vessels being returned to their owner with the obligations related to finance lease being concurrently extinguished. As a result, the sales of the vessels and the concurrent extinguishment of the corresponding obligations related to finance lease of $23.6 million and $23.1 million for the six months ended June 30, 2019 and 2018, respectively, were treated as non-cash transactions in the Company's consolidated statements of cash flows.